Exhibit 10(b)

                                PLEDGE AGREEMENT


                     PLEDGE AGREEMENT (as amended, supplemented, amended and restated, restructured or otherwise modified from time to time, the "Agreement"), dated as of June 28, 2001, made by UNITED INDUSTRIAL CORPORATION ("UIC"), a Delaware corporation DETROIT STOKER COMPANY ("Detroit"), a Michigan corporation, and AAI CORPORATION ("AAI") a Maryland corporation (each a "Pledgor" and collectively the "Pledgors"), to FLEET CAPITAL CORPORATION, a Rhode Island corporation (together with any successors, the "Lender").

                              W I T N E S S E T H :


                     WHEREAS, Lender and each of UIC and the following of its subsidiaries: AAI, Detroit, AAI/ACL Technologies, Inc. ("ACL"), AAI Engineering Support Inc. ("ESI"), and Midwest Metallurgical Laboratory, Inc. ("Midwest") (in such capacity, each a "Borrower" and collectively the "Borrowers") have entered into a Loan and Security Agreement dated as of June 28, 2001 (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Loan Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined).

                     WHEREAS, each Pledgor shall receive a portion of the proceeds of the Loans under the Loan Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Agreement and the other Loan Documents.

                     WHEREAS, each Pledgor is the owner of the Capital Stock of the Subsidiaries listed and as more fully described in Schedule I hereto (the "Pledged Capital Stock").

                     WHEREAS, as security for the Pledge Obligations (as hereinafter defined), Lender has requested that Pledgors, as owners of the Pledged Capital Stock, pledge such Pledged Capital Stock to the Lender pursuant to the terms of this Agreement.

                     NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to make the Loans under the Loan Agreement, Pledgors hereby jointly severally agrees with the Lender as follows:

                     SECTION 1. Pledge. Pledgors hereby pledge to Lender for its benefit, and grants to Lender for its benefit a security interest in, the following (the "Pledged Collateral"):

                     (i) the Pledged Capital Stock, the certificates representing the Pledged Capital Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Capital Stock;

                     (ii) all additional Capital Stock from time to time acquired by Pledgor in any manner, and the certificates representing such additional Capital Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Capital Stock; and

                     (iii) all proceeds, whether now or hereafter existing, of any and all of the foregoing Pledged Collateral (including, without limitation, proceeds that constitute property of the types described above).

                     SECTION 2. Security for Guaranty Obligations. This Agreement secures the payment of the Obligations whether now or hereafter existing under the Loan Agreement and all obligations of the Pledgors now or hereafter existing under this Agreement (collectively the "Pledge Obligations"). Without limiting the generality of the foregoing, this Agreement grants to the Lender a first priority security interest in the Pledged Collateral, securing the payment in full of the Pledge Obligations owed to Lender pursuant to the Loan Documents.

                     SECTION 3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender. For the better perfection of Lender's rights in and to the Pledged Collateral, Lender shall have the right at any time in its discretion and without notice to Pledgors, to cause such Pledged Collateral to be registered in the name of Lender or such nominee or nominees of Lender as Lender shall direct, subject only to the revocable rights specified in Section 6(a).

                     SECTION 4. Representations and Warranties. Each Pledgor jointly and severally represents and warrants as to itself and its Subsidiaries listed on Schedule I hereto, to the extent applicable, as follows:

                     (a) Representations and Warranties. Each Pledgor hereby represents and warrants to the Lender, without duplication, as to all matters contained in Section 7 of the Loan Agreement, and each other Loan Document (in each case insofar as they are applicable to the Pledgors), together with all related definitions and ancillary provisions, all of which are hereby incorporated into this Section 4(a) by reference as though specifically set forth in this Section. Each Pledgor further represents and warrants that it has reviewed in full the terms and provisions of the Loan Agreement and such other Loan Documents.

                     (b) This Agreement and each other agreement or undertaking executed by the Pledgors and delivered to the Lender pursuant hereto, constitutes the legal, valid and binding obligation of each such Pledgor, enforceable against each such Pledgor in accordance with its terms, and there are no actions, suits or proceedings pending or, to the knowledge of any Pledgor, threatened against, or affecting, any Pledgor or any of its officers calling into question the legality, validity or enforceability of any thereof.

                     (c) Neither the execution and delivery of this Agreement nor any of the instruments and documents to be delivered pursuant to this Agreement nor the consummation of the transactions herein and therein contemplated, nor compliance with the provisions hereof or thereof will violate any law or regulation, or any order or decree of any court or governmental instrumentality, or will conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, mortgage deed, deed of trust, agreement or other instrument to which any Pledgor is a party or by which it may be bound, or result in the creation or imposition of any Lien upon any of the properties thereof in violation of this Agreement, or violate any provision of the certificate of incorporation or other charter or organizational documents (the "Charter Documents") of such Pledgor or any issuer of the Pledged Capital

Stock (an "Issuer") or any provisions relating to the Pledged Capital Stock, which violation, conflict, breach, default, creation or imposition would result in a Material Adverse Effect. No Charter Documents of any Pledgor or any Issuer shall be amended in any manner which would impair the rights of Lender under the Loan Documents without the prior written consent of Lender.

                     (d) The Pledged Capital Stock has been duly authorized, validly issued and are fully paid.

                     (e) Pledgors are the legal and beneficial owners of the Pledged Collateral pledged hereby free and clear of any Lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

                     (f) The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Pledge Obligations.

                     (g) No consent of any other person or entity and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the pledge by any Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by any Pledgor, (ii) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (iii) for the exercise by Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with any disposition of any portion of the Pledged Collateral by laws affecting the offering and sale of securities generally).

                     (h) The Pledged Capital Stock constitutes in each case the percentage of the issued and outstanding shares of Capital Stock of the respective Issuers indicated on Schedule I.

                     (i) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

                     (j) Each Pledgor has, independently and without reliance upon the Lender (i) read, or had explained to it, the terms and provisions of the Loan Agreement and the other Loan Documents, and (ii) based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

                     SECTION 5. Further Assurances. The Pledgors jointly and severally agree that at any time and from time to time, at the expense of the Pledgors, each Pledgor will, and will cause each Issuer to, promptly execute and deliver all further instruments and documents, and take, and will cause each Issuer to take, all further action, that may be necessary or desirable, or that the Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

                     SECTION 6. Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing:

                     (i) Each Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement.

                     (ii) The Pledgors shall be entitled to receive and retain any and all distributions, dividends, management fees and interest paid in respect of the Pledged Collateral, provided, however, that any and all

                     (A) distributions, dividends, management fees and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                     (B) dividends and other distributions paid or payable in
               cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                     (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral, shall be, and shall be forthwith delivered to the Lender to hold as, Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Lender, be segregated from the other property or such funds of Pledgor, and be forthwith delivered to the Lender as Pledged Collateral in the same form as so received (with all necessary endorsements and/or assignments).

                     (ii) Lender shall, at Pledgors' expense, execute and deliver (or cause to be executed and delivered) to Pledgors all such proxies and other instruments in its possession as any Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, management fees or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

                     (b) Upon the occurrence and during the continuance of an Event of Default:

                     (i) all rights of Pledgors (x) to exercise or refrain from exercising the voting and other consensual rights which they would otherwise be entitled to exercise pursuant to Section 6(a)(i), and
           (y) to receive the distributions, dividends, management fees and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii), shall automatically cease, and all such rights shall thereupon become vested in the Lender who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Pledged Collateral such distributions, dividends, management fees and interest payments; and

                     (ii) all distributions, dividends, management fees and interest payments which are received by any Pledgor contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of Lender, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to Lender as Pledged Collateral in the same form as so received (with any necessary endorsement or assignment).

                     SECTION 7. Transfers and Other Liens; Additional Capital Stock. (a) Each Pledgor agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any Lien, security interest, option or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest created under this Agreement and Permitted Liens.

                     (b) Each Pledgor agrees that it will not permitted any Issuer to issue any capital stock or securities in addition to or in substitution for the Pledged Capital Stock pledged hereof, except upon notice to and consent of the Lender.

                     SECTION 8. Lender Appointed Attorney-in-Fact. Each Pledgor hereby appoint the Lender such Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgors and in the name of Pledgors or otherwise, from time to time in the Lender's discretion to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of Pledgors under Section
6), including, without limitation, to receive, indorse and collect all instruments made payable to Pledgors representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same except that such power of attorney may only be used by Lender after the occurrence and during the continuance of an Event of Default.

                     SECTION 9. Lender May Perform. If any Pledgor fails to perform any agreement contained herein, Lender may itself perform, or cause performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Pledgors under Section 12 hereof.

                     SECTION 10. Lender's Duties. The powers conferred on Lender hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Pledged Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties, including third parties, or any other rights pertaining to any Pledged Collateral. Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Lender accords its own property.

                     SECTION 11. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

                     (a) Lender may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the New York Uniform Commercial Code (the "UCC"), and may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Lender may deem commercially reasonable. Pledgors agree that, to the extent notice of sale shall be required by law, at least five (5) days' notice to UIC of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                     (b) Any cash held by Lender as Pledged Collateral and all cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Lender, be held by Lender as Collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to Lender pursuant to Section 12) in whole or in part by Lender against, all or any part of the Pledge Obligations in such order as Lender shall elect and otherwise in accordance with the terms of the Loan Agreement. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full in cash of all the Pledge Obligations and the Pledge Obligations shall be paid over to the Pledgors or to whomsoever may be lawfully entitled to receive such surplus.

                     SECTION 12. Expenses. Pledgors will upon demand pay to Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Lender hereunder or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

                     SECTION 13. Security Interest Absolute. The Pledge Obligations under this Agreement are independent of the Obligations, and a separate action or actions may be brought and prosecuted against Pledgors to enforce this Agreement, irrespective of whether any action is brought against any Borrower in connection with the Obligations or whether any Borrower is joined in any such action or actions. All rights of Lender and security interests hereunder, and the Pledge Obligations shall be absolute and unconditional irrespective of:

                     (i) any lack of validity or enforceability of the Loan Documents or any other agreement or instrument relating thereto;

                     (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Loan Agreement, the Pledge Obligations, the Obligations or any other amendment or waiver of or any consent to any departure from any Loan Documents, including, without limitation, any increase in the Pledge Obligations or the Obligations resulting from the extension of additional credit to the Borrowers or otherwise;

                     (iii) any taking, exchange, release or non-perfection of any other Collateral;

                     (iv) any manner of application of the Collateral, or proceeds thereof, to all or any of the Pledge Obligations, or any manner of sale or other disposition of any Collateral for all or any part of the Pledge Obligations or any other assets of any Pledgor or any Issuer;

                     (v) any change, restructuring or termination of the corporate structure or existence of any Pledgor or any Issuer; or

                     (vi) any other circumstance which might otherwise constitute a defense available to, or a discharge of any Pledgor or a third party pledgor.

                     SECTION 14. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender and Pledgors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                     SECTION 15. Addresses for Notices to Pledgors. All notices and other communications hereunder to Pledgors shall be delivered to UIC at the address specified in Section 11.8 of the Loan Agreement or at such other address or facsimile number as shall be designated by Pledgors in a written notice to Lender at the address specified in the Loan Agreement and complying as to delivery with the terms of such Section 11.8 of the Loan Agreement.

                     SECTION 16. Continuing Security Interest; Assignments under Loan Agreement. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the later of the payment in full in cash of the Pledge Obligations and all other amounts payable under this Agreement and the expiration or termination of the Loan Agreement and the payment in full in cash of the Obligations, (ii) be binding upon each Pledgor and its successors and assigns, and (iii) inure, together with the rights and remedies of Lender hereunder, to the benefit of, and be enforceable by, Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Lender may assign or otherwise transfer all or any portion of its rights under the Loan Documents to any other person or entity as set forth in the Loan Agreement. Upon the later of the payment in full of the Obligations under the Loan Agreement, the Pledge Obligations and all other amounts payable under the Loan Documents and the expiration or termination of such Loan Documents, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Pledgors. Upon any such termination, Lender will, at Pledgors' expense, return to Pledgors such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to Pledgors such documents as Pledgors shall reasonably request to evidence such termination.

                     SECTION 17. Loan Document. This Pledge Agreement is a Loan Document executed as a condition precedent to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

                     (a) GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK: PROVIDED, HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN NEW YORK, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR

FORECLOSURE OF LENDER'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF LENDER'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF NEW YORK. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF ANY PLEDGOR OR LENDER, PLEDGORS HEREBY CONSENT AND AGREE THAT THE COURTS OF THE STATE OF NEW YORK, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN PLEDGORS AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. PLEDGORS EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND PLEDGORS HEREBY WAIVE ANY OBJECTION WHICH PLEDGORS MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. PLEDGORS HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO PLEDGORS AS SET FORTH IN SECTION 15 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF PLEDGORS' ACTUAL RECEIPT THEREOF OR 3 BUSINESS DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

                     (b) WAIVERS BY PLEDGORS. PLEDGORS WAIVE (i) THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS, THE PLEDGE OBLIGATIONS OR THE COLLATERAL; (ii) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH PLEDGORS MAY IN ANY WAY BE LIABLE; (iii) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; AND (v) NOTICE OF ACCEPTANCE HEREOF. PLEDGORS ACKNOWLEDGE THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH PLEDGORS. EACH PLEDGOR WARRANTS

AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                     IN WITNESS WHEREOF, each Pledgor has caused this Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                    UNITED INDUSTRIAL CORPORATION

                                    By /s/ James Perry
                                       ----------------------------------------
                                       Name: James Perry
                                       Title: Vice President
                                       Address:


                                       Facsimile:
                                       Attention:



                                    DETROIT STOKER COMPANY

                                    By /s/ James Perry
                                       ----------------------------------------
                                       Name: James Perry
                                       Title: Vice President
                                       Address:


                                       Facsimile:
                                       Attention:








                   [First Signature Page to Pledge Agreement]

                                    AAI CORPORATION

                                    By /s/ James Perry
                                       ----------------------------------------
                                       Name: James Perry
                                       Title: Vice President
                                       Address:


                                       Facsimile:
                                       Attention:



                                     FLEET CAPITAL CORPORATION

                                    By /s/ Cynthia G. Stannard
                                       ----------------------------------------
                                       Name: Cynthia G. Stannard
                                       Title: Vice President
                                       Date: 06-28-01














                   [Second Signature Page to Pledge Agreement]

                                                                    SCHEDULE I
                                                                            to
                                                        Pledge Agreement dated
                                                          as of June 28, 2001.

     Pledgor:      Name of Issuer:          Jurisdiction         Description         % of Capital Stock         EIN NO.
                                                and                   of              owned by Pledgor:
                                          Type of Entity:       Capital Stock:
--------------- ---------------------- ----------------------- ----------------- -- ---------------------- ------------------
 UIC:           AAI                           Maryland              Common                  100%
                Detroit                       Michigan              Common                  100%
 Detroit:       Midwest                       Michigan              Common                  100%
 AAI:           ESI                           Maryland              Common                  100%
                ACL                           Maryland              Common                  100%